Supplement dated April 17, 2013
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 15, 2013 and April 2, 2013)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGERS DISCLOSURE
Sub-Advisor: Westwood Management Corp.
On page 225, in the Other Accounts Managed table, delete the information regarding Jay K. Singhania and Todd Williams, and substitute (Information as of December 31, 2012):

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Matthew R. Lockridge: LargeCap Value Fund III
Registered investment companies	12	$1.5 billion	0	$0
Other pooled investment vehicles	12	$921.8 million	0	$0
Other accounts	77	$3.6 billion	1	$269 million

Varun V. Singh: LargeCap Value Fund III
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	4	$48 thousand	0	$0

On page 225, in the Ownership of Securities table, delete the information regarding Jay K. Singhania and Todd Williams, and substitute (Information as of December 31, 2012):

Portfolio Manager	PFI Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Matthew Lockridge	LargeCap Value III	None
Varun Singh	LargeCap Value III	None